Note 14 - Shareholders' Equity, Basic and diluted earnings per share (Detail) (USD $) In Millions, except Share data, unless otherwise specified	6 Months Ended
	Jun. 30, 2011	Jun. 30, 2010
Basic and diluted earnings per share amounts
Net income attributable to Petrobras	$ 13,172	$ 8,563
Less priority preferred share dividends	(2,663)	(1,243)
Less common shares dividends, up to the priority preferred shares dividends on a per- share basis	(3,538)	(1,704)
Remaining net income to be equally allocated to common and preferred shares	$ 6,971	$ 5,616
Weighted average number of shares outstanding:
Common	7,442,454,142	5,073,347,344
Preferred	5,602,042,788	3,700,729,396
Basic and diluted earnings per:
Common and Preferred Share	1.01	0.98
Common and Preferred ADS	2.02	1.96